Exhibit 99.2

Equity One, Inc.
Supplemental Information Package

December 31, 2011

Equity One, Inc.

1600 N.E. Miami Gardens Drive

North Miami Beach, Florida 33179

Tel: (305) 947-1664 Fax: (305) 947-1734

www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION

December 31, 2011

(unaudited)

TABLE OF CONTENTS

Page
Overview
Disclosures	3
Summary Financial Results and Ratios	4

Assets, Liabilities, and Equity
Condensed Consolidated Balance Sheets	5
Market Capitalization	6
Debt Summary	7
Consolidated Debt Maturity Schedule	8

Income, EBITDA, and FFO
Condensed Consolidated Statements of Income	9
Pro Forma Financial Information for Discontinued Operations	10-11
Net Operating Income	12
Adjusted EBITDA	13
Consolidated Statements of Funds from Operations	14
Additional Disclosures	15

Leasing Data
Tenant Concentration - Top Twenty Tenants	16
Recent Leasing Activity	17
Shopping Center Lease Expiration Schedules - All Tenants, Anchors, Shops	18-20

Property Data
Annual Minimum Rent of Operating Properties by Metro/Region	21
Property Status Report	22-29
Real Estate Acquisitions and Dispositions	30-31
Real Estate Developments and Redevelopments	32

Debt Schedule Detail
Consolidated Debt Summary - Property Mortgage Detail	33-34
Consolidated Debt Summary - Unsecured Notes, Lines of Credit, and Total	35

Joint Venture Supplemental Data	36-43

EQUITY ONE, INC.

DISCLOSURES

As of December 31, 2011

Forward Looking Statements

Certain information contained in this Supplemental Information Package constitutes forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in the states in which Equity One owns properties; the continuing financial success of Equity One’s current and prospective tenants; the risks that Equity One may not be able to proceed with or obtain necessary approvals for development or redevelopment projects or that it may take more time to complete such projects or incur costs greater than anticipated; the availability of properties for acquisition; the extent to which continuing supply constraints occur in geographic markets where Equity One owns properties; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; changes in Equity One’s credit ratings; and other risks, which are described in Equity One’s filings with the Securities and Exchange Commission.

Basis of Presentation

The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP. The Company’s Form 10-K for the year ended December 31, 2010 and Form 10-Q for the period ended September 30, 2011 and the subsequent filing of Form 10-K for the year ended December 31, 2011, should be read in conjunction with this Supplemental Information Package. The results of operations of any property acquired are included in our financial statements since the date of its acquisition, although such properties may be excluded from certain metrics disclosed in this Supplemental Information Package.

EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, gain (loss) on debt extinguishment, gain (loss) on sale of securities, bargain purchase gain and impairment of real estate. Given the nature of the Company’s business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.

EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA. Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company’s financial performance.

Use of Funds from Operations as a Non-GAAP Financial Measure

We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, “Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” FFO, as defined by NAREIT, is net income (computed in accordance with GAAP), excluding (gains or losses) from sales of, or any impairment charges related to, depreciable operating properties, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis. In October 2011, NAREIT clarified that FFO should exclude the impact of impairment losses on depreciable operating properties, either wholly-owned or in joint ventures. The Company has calculated FFO for all periods presented in accordance with this clarification.

We believe that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from our FFO measure. Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs. FFO is presented to assist investors in analyzing our operating performance. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is not an alternative to cash flow as measure of liquidity, and (iv) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC.

SUMMARY FINANCIAL RESULTS AND RATIOS

For the three and twelve months ended December, 2011 and 2010 (unaudited)

(in thousands, except per share data)

	For the three months ended		For the twelve months ended
	Dec 31, 2011	Dec 31, 2010	Dec 31, 2011	Dec 31, 2010
Summary Financial Results
Total revenues*	$88,574	$72,406	$351,864	$285,359
Adjusted EBITDA (see page 13)	54,349	46,673	215,770	177,676
Property net operating income	63,873	53,768	250,229	204,972
General & administrative expenses (G&A)* - Adjusted (1)	9,911	8,355	38,103	32,577

Net (loss) income attributable to Equity One	($3,702)	$8,309	$33,621	$25,112
Net (loss) income per diluted share	(0.04)	0.09	0.29	0.27

Funds from operations (FFO)	$30,489	$25,803	$146,768	$92,025
FFO per diluted share	0.25	0.27	1.21	1.00

Total dividends paid per share	$0.22	$0.22	$0.88	$0.88

Weighted average diluted shares used in EPS computations	112,567	94,581	110,241	91,710

Summary Operating and Financial Ratios
Core shopping center portfolio occupancy at end of period (see pages 22-29)	90.7%	90.3%	90.7%	90.3%
Same-property shopping center portfolio occupancy at end of period	90.4%	90.8%	90.4%	90.8%
Same-property NOI growth - cash basis (see page 12)	-0.5%	3.0%	1.3%	-0.5%
NOI margin (see page 12)	72.7%	74.7%	71.6%	72.2%
Expense recovery ratio*	75.6%	77.1%	75.2%	76.6%
New, renewal and option rent spread - cash basis (see page 17)	-2.6%	-3.6%	N/A	N/A
Adjusted G&A expense to total revenues (1)	11.2%	11.5%	10.8%	11.4%
Net debt to total market capitalization (see page 6)	36.7%	38.8%	36.7%	38.8%
Net debt to Adjusted EBITDA (see page 13)	5.6	6.4	5.7	6.7
Adjusted EBITDA to interest expense* (see page 13)	2.6	2.4	2.5	2.3
Adjusted EBITDA to fixed charges* (see page 13)	2.2	2.0	2.1	1.9

Notes

*	The indicated line item includes amounts reported in discontinued operations.
(1)

G&A expense for the three months ended December 31, 2011 deducts $3.1 million for external costs associated with acquisition and disposition related expenses during the period, as well as depreciation & amortization amounts included in G&A. G&A expense for the three months ended December 31, 2010 deducts $2.0 million for external costs associated with acquired properties and acquisition related expenses during the period, as well as depreciation & amortization amounts included in G&A. G&A expense for the twelve months ended December 31, 2011 deducts $11.8 million for external costs associated with acquisition and disposition related expenses during the period, $1.1 million in severance costs, as well as depreciation & amortization amounts included in G&A. G&A expense for the twelve months ended December 31, 2010 deducts $8.8 million for external costs associated with acquired properties and acquisition related expenses during the period, as well as depreciation & amortization amounts included in G&A.

EQUITY ONE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

As of December 31, 2011, 2010 and 2009

(in thousands)

	Dec 31, 2011	Dec 31, 2010	Dec 31, 2009
Assets
Properties:
Income producing	$2,955,605	$2,117,245	$1,908,400
Less: accumulated depreciation	(299,106)	(248,528)	(210,432)

Income producing properties, net	2,656,499	1,868,717	1,697,968
Construction in progress and land held for development	104,792	74,402	68,847
Properties held for sale or properties sold	46,655	513,230	524,439

Properties, net	2,807,946	2,456,349	2,291,254

Cash and cash equivalents	103,524	38,333	47,970
Accounts and other receivables, net	17,790	12,559	9,806
Investments in and advances to unconsolidated joint ventures	50,158	59,736	11,524
Securities	—	—	820
Mezzanine note receivable, net	45,279	—	—
Goodwill	8,406	9,561	10,117
Other assets	186,239	104,024	79,449

Total Assets	$3,219,342	$2,680,562	$2,450,940

Liabilities and stockholders’ equity
Liabilities:
Mortgage notes payable	$471,754	$354,379	$358,217
Unsecured revolving credit facilities	138,000	—	—
Unsecured senior notes payable	691,136	691,136	691,136

Total debt	1,300,890	1,045,515	1,049,353
Unamortized premium (discount) on notes payable, net	8,181	(1,805)	(2,687)

Total notes payable	1,309,071	1,043,710	1,046,666

Accounts payable and other liabilities	223,198	115,166	69,768
Liabilities associated with assets held for sale or sold	27,587	181,458	195,747
Deferred tax liabilities, net	11,480	46,523	50,059

Total liabilities	1,571,336	1,386,857	1,362,240

Redeemable noncontrolling interests	22,804	3,864	989

Total stockholders’ equity of Equity One, Inc.	1,417,316	1,285,907	1,064,533

Noncontrolling interests	207,886	3,934	23,178

Total Liabilities and Stockholders’ Equity	$3,219,342	$2,680,562	$2,450,940

EQUITY ONE, INC.

MARKET CAPITALIZATION

As of December 31, 2011, 2010 and 2009 (unaudited)

(in thousands, except per share data)

	Dec 31, 2011	Dec 31, 2010	Dec 31, 2009
Closing market price of common stock	$16.98	$18.18	$16.17
Common stock shares
Basic common shares	112,599.355	102,326.818	86,131.037
Diluted common shares
Unvested restricted common shares	107.888	149.980	47.993
DownREIT units (convertible into shares)	93.656	93.656	93.656
Common stock options (treasury method, closing price)	114.575	124.506	79.656
Long term incentive plan performance awards	—	356.516	—
Shares for DIM Vastgoed contingent consideration	—	—	516.019
Convertible CapCo Partnership Units	11,357.837	—	—

Diluted common shares	124,273.311	103,051.476	86,868.361

Equity market capitalization	$2,110,161	$1,873,476	$1,404,661

Total debt (excluding unamortized/unaccreted premium/(discount))(1)	$1,328,174	$1,224,796	$1,242,783
Cash and equivalents	(103,524)	(38,333)	(47,970)

Net debt(1)	1,224,650	1,186,463	1,194,813
Equity market capitalization	2,110,161	1,873,476	1,404,661

Total market capitalization	$3,334,811	$3,059,939	$2,599,474

Net debt to total market capitalization at current market price(1)	36.7%	38.8%	46.0%

Net debt to total market capitalization at constant share price of $18.18(1)	35.2%	38.8%	43.1%

Gross real estate and securities investments	$3,107,052	$2,704,877	$2,502,506

Net debt to gross real estate and securities investments	39.4%	43.9%	47.7%

(1)	Includes $27.3 million of secured mortgage debt which is currently related to assets held for sale.

EQUITY ONE, INC.

DEBT SUMMARY

As of December 31, 2011, 2010 and 2009 (unaudited)

(in thousands)

	Dec 31, 2011	Dec 31, 2010	Dec 31, 2009
Fixed rate debt	$1,190,174	$1,224,796	$1,242,783
Variable rate debt - unhedged	138,000	—	—

Total debt	$1,328,174	$1,224,796	$1,242,783

% Fixed rate debt	89.6%	100.0%	100.0%
% Variable rate debt - unhedged	10.4%	0.0%	0.0%

Total	100.0%	100.0%	100.0%

% Variable rate debt - total	10.4%	0.0%	0.0%

Secured mortgage debt	$499,038	$533,660	$551,647
Unsecured debt	829,136	691,136	691,136

Total debt	$1,328,174	$1,224,796	$1,242,783

% Secured mortgage debt	37.6%	43.6%	44.4%
% Unsecured debt	62.4%	56.4%	55.6%

Total	100.0%	100.0%	100.0%

Total market capitalization (from page 6)	$3,334,811	$3,059,939	$2,599,474

% Secured mortgage debt	15.0%	17.4%	21.2%
% Unsecured debt	24.9%	22.6%	26.6%

Total debt : Total market capitalization	39.9%	40.0%	47.8%

Weighted-average interest rate on secured mortgage debt(1)	6.1%	6.3%	6.6%
Weighted-average interest rate on senior unsecured notes(1)	6.1%	6.1%	6.1%
Weighted-average interest rate on total debt(1)(2)	6.1%	6.1%	6.3%
Interest rate on revolving credit facilities	1.9%	N/A	N/A

Weighted-average maturity on mortgage debt	4.9 years	4.5 years	4.7 years
Weighted-average maturity on senior unsecured notes	4.1 years	5.2 years	6.2 years
Weighted-average maturity on total debt(2)	4.4 years	5.2 years	5.5 years

Note:	All amounts and calculations exclude unamortized/unaccreted premium/(discount) on mortgages. Amounts and calculations for December 31, 2011 include $27.3 million in mortgages associated with assets held for sale.

(1)	Weighted-average interest rates are calculated based on term to maturity and include scheduled principal amortization.
(2)	Weighted-average maturity in years and weighted average interest rate on total debt for December 31, 2011 exclude $138.0 million drawn under the revolving credit facility which expires on September 30, 2015.

EQUITY ONE, INC.

CONSOLIDATED DEBT MATURITY SCHEDULE

As of December 31, 2011 (unaudited)

(in thousands)

	Secured Debt		Unsecured Debt		Premium/(Discount) Scheduled Amortization	Total	Weighted average interest rate at maturity		Percent of debt maturing
Maturity schedule by year	Scheduled amortization	Balloon payments	Revolving Credit Facilities	Senior Notes

2012	$9,626	$36,438	$—	$10,000	$2,947	$59,011	7.0%		4.4%
2013	9,126	$45,127	—	—	1,397	55,650	6.4%		4.2%
2014	8,352	$6,509	—	250,000	969	265,830	6.2%		19.9%
2015	8,417	$36,650	138,000	107,505	744	291,316	3.7	% (1)	21.8%
2016	8,168	$130,989	—	105,230	777	245,164	5.9%		18.3%
2017	6,571	$64,000	—	218,401	650	289,622	6.0%		21.7%
2018	6,678	$56,533	—	—	282	63,493	6.3%		4.8%
2019	5,360	$17,142	—	—	158	22,660	6.9%		1.7%
2020	5,493	$—	—	—	106	5,599	0.0%		0.4%
Thereafter	29,551	$8,308	—	—	151	38,010	7.8%		2.8%

Total	$97,342	$401,696	$138,000	$691,136	$8,181	$1,336,355	5.6	% (1)	100.0%

Note: $27.3 million of secured mortgage debt is currently related to assets held for sale but is included in the maturity table above

(1)	Excluding the revolving credit facility, the weighted average interest rate for 2015 would be 5.4%, and 6.1% for the total.

EQUITY ONE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

For the three and twelve months ended December 31, 2011 and 2010

(in thousands, except per share amounts)

	Three months ended		Percent Change	Twelve months ended		Percent Change
	Dec 31, 2011	Dec 31, 2010		Dec 31, 2011	Dec 31, 2010
REVENUE:
Minimum rent	$59,167	$46,728		$222,340	$177,199
Expense recoveries	15,566	11,914		64,099	50,145
Percentage rent	401	156		3,199	1,501
Management and leasing services	697	432		2,287	1,557

Total revenue	75,831	59,230	28.0%	291,925	230,402	26.7%

COSTS AND EXPENSES:
Property operating	20,175	15,187		83,149	64,775
Rental property depreciation and amortization	25,337	13,371		83,361	50,395
General and administrative	13,306	10,465		51,707	41,986

Total costs and expenses	58,818	39,023	50.7%	218,217	157,156	38.9%

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	17,013	20,207		73,708	73,246
OTHER INCOME AND EXPENSE:
Investment income	1,167	249		4,342	930
Other income	149	443		404	648
Interest expense	(18,128)	(16,184)		(70,152)	(64,247)
Amortization of deferred financing fees	(565)	(542)		(2,224)	(1,909)
Equity in income (loss) in unconsolidated joint ventures	135	31		4,829	(116)
(Loss) gain on sale of real estate	(24)	—		5,541	254
(Loss) gain on extinguishment of debt	(2,646)	—		(2,391)	33
Gain on bargain purchase	—	—		30,561	—
Impairment loss	(711)	(522)		(21,411)	(557)

(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	(3,610)	3,682		23,207	8,282
Income tax benefit of taxable REIT subsidiaries	1,584	608		5,064	1,724

(LOSS) INCOME FROM CONTINUING OPERATIONS	(2,026)	4,290	-147.2%	28,271	10,006	182.5%

DISCONTINUED OPERATIONS:
Operations of income producing properties sold or held for sale	5,438	2,841		16,890	10,245
Gain on disposal of income producing properties	395	799		4,407	2,257
Impairment loss on income producing properties sold or held for sale	—	(130)		(35,925)	(130)
Income tax (expense) benefit	(4,878)	473		29,575	2,041

INCOME FROM DISCONTINUED OPERATIONS	955	3,983		14,947	14,413

NET (LOSS) INCOME	(1,071)	8,273	-112.9%	43,218	24,419	77.0%

Net (income) loss attributable to noncontrolling interests - continuing operations	(2,623)	15		(9,630)	254
Net (income) loss attributable to noncontrolling interests - discontinued operations	(8)	21		33	439

NET (LOSS) INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$(3,702)	$8,309		$33,621	$25,112

(LOSS) EARNINGS PER COMMON SHARE - BASIC:
Continuing operations	$(0.04)	$0.05		$0.16	$0.11
Discontinued operations	0.01	0.04		0.13	0.16

NET (LOSS) INCOME	$(0.04)*	$0.09	-144.4%	$0.29	$0.27	7.4%

(LOSS) EARNINGS PER COMMON SHARE - DILUTED:
Continuing operations	$(0.04)	$0.04		$0.16	$0.11
Discontinued operations	0.01	0.04		0.13	0.16

NET (LOSS) INCOME	$(0.04)*	$0.09 *	-144.4%	$0.29	$0.27	7.4%

Weighted average shares outstanding
Basic	112,567	94,034		110,099	91,536

Diluted	112,567	94,581		110,241	91,710

*	Note: Basic and Diluted EPS for the three months ended December 31, 2011 and Diluted EPS for the three months ended December 31, 2010 does not foot due to the rounding of the individual calculations.

EQUITY ONE, INC.

PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS

For the three and twelve months ended December 31, 2011

(in thousands)

	Three months ended December 31, 2011			Twelve months ended December 31, 2011
	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops
REVENUE:
Minimum rent	$59,167	$10,162	$69,329	$222,340	$49,270	$271,610
Expense recoveries	15,566	2,570	18,136	64,099	10,576	74,675
Percentage rent	401	11	412	3,199	93	3,292
Management and leasing services	697	—	697	2,287	—	2,287

Total revenue	75,831	12,743	88,574	291,925	59,939	351,864

COSTS AND EXPENSES:
Property operating	20,175	3,829	24,004	83,149	16,199	99,348
Rental property depreciation and amortization	25,337	304	25,641	83,361	12,233	95,594
General and administrative	13,306	14	13,320	51,707	59	51,766

Total costs and expenses	58,818	4,147	62,965	218,217	28,491	246,708

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	17,013	8,596	25,609	73,708	31,448	105,156

OTHER INCOME AND EXPENSE:
Investment income	1,167	2	1,169	4,342	5	4,347
Other income	149	—	149	404	18	422
Interest expense	(18,128)	(3,155)	(21,283)	(70,152)	(15,272)	(85,424)
Amortization of deferred financing fees	(565)	—	(565)	(2,224)	(8)	(2,232)
Equity in income in unconsolidated joint ventures	135	—	135	4,829	704	5,533
(Loss) gain on sale of real estate	(24)	395	371	5,541	4,407	9,948
Loss on extinguishment of debt	(2,646)	(5)	(2,651)	(2,391)	(5)	(2,396)
Gain on bargain purchase	—	—	—	30,561	—	30,561
Impairment loss	(711)	—	(711)	(21,411)	(35,925)	(57,336)

(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	(3,610)	5,833	2,223	23,207	(14,628)	8,579
Income tax benefit (expense) of taxable REIT subsidiaries	1,584	(4,878)	(3,294)	5,064	29,575	34,639

(LOSS) INCOME FROM CONTINUING OPERATIONS	(2,026)	955	(1,071)	28,271	14,947	43,218

DISCONTINUED OPERATIONS:
Operations of income producing properties sold or held for sale	5,438	(5,438)	—	16,890	(16,890)	—
Gain on disposal of income producing properties	395	(395)	—	4,407	(4,407)	—
Impairment loss on income producing properties sold or held for sale	—	—	—	(35,925)	35,925	—
Income tax (expense) benefit	(4,878)	4,878	—	29,575	(29,575)	—

INCOME (LOSS) FROM DISCONTINUED OPERATIONS	955	(955)	—	14,947	(14,947)	—

Net (income) attributable to noncontrolling interests - continuing operations	(2,623)	(8)	(2,631)	(9,630)	33	(9,597)
Net (income) loss attributable to noncontrolling interests - discontinued operations	(8)	8	—	33	(33)	—

NET (LOSS) INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$(3,702)	$—	$(3,702)	$33,621	$—	$33,621

EQUITY ONE, INC.

PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS

For the three and twelve months ended December 31, 2010

(in thousands)

	Three months ended December 31, 2010			Twelve months ended December 31, 2010
	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops
REVENUE:
Minimum rent	$46,728	$11,058	$57,786	$177,199	$44,564	$221,763
Expense recoveries	11,914	2,123	14,037	50,145	10,209	60,354
Percentage rent	156	(5)	151	1,501	184	1,685
Management and leasing services	432	—	432	1,557	—	1,557

Total revenue	59,230	13,176	72,406	230,402	54,957	285,359

COSTS AND EXPENSES:
Property operating	15,187	3,019	18,206	64,775	14,055	78,830
Rental property depreciation and amortization	13,371	3,936	17,307	50,395	16,949	67,344
General and administrative	10,465	—	10,465	41,986	55	42,041

Total costs and expenses	39,023	6,955	45,978	157,156	31,059	188,215

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	20,207	6,221	26,428	73,246	23,898	97,144

OTHER INCOME AND EXPENSE:
Investment income	249	1	250	930	7	937
Other income	443	—	443	648	—	648
Interest expense	(16,184)	(3,378)	(19,562)	(64,247)	(13,675)	(77,922)
Amortization of deferred financing fees	(542)	(3)	(545)	(1,909)	(15)	(1,924)
Equity in income (loss) in unconsolidated joint ventures	31	—	31	(116)	—	(116)
Gain on sale of real estate	—	799	799	254	2,257	2,511
Gain on extinguishment of debt	—	—	—	33	30	63
Impairment loss	(522)	(130)	(652)	(557)	(130)	(687)

INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	3,682	3,510	7,192	8,282	12,372	20,654
Income tax benefit of taxable REIT subsidiaries	608	473	1,081	1,724	2,041	3,765

INCOME FROM CONTINUING OPERATIONS	4,290	3,983	8,273	10,006	14,413	24,419

DISCONTINUED OPERATIONS:
Operations of income producing properties sold or held for sale	2,841	(2,841)	—	10,245	(10.245)	—
Gain on disposal of income producing properties	799	(799)	—	2,257	(2,257)	—
Impairment on income producing properties sold or held for sale	(130)	130	—	(130)	130	—
Income tax benefit	473	(473)	—	2,041	(2,041)	—

INCOME FROM DISCONTINUED OPERATIONS	3,983	(3,983)	—	14,413	(14,413)	—

Net loss attributable to noncontrolling interests - continuing operations	15	21	36	254	439	693
Net loss attributable to noncontrolling interests - discontinued operations	21	(21)	—	439	(439)	—

NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$8,309	$—	$8,309	$25,112	$—	$25,112

EQUITY ONE, INC.

NET OPERATING INCOME

For the three and twelve months ended December 31, 2011 and 2010

(in thousands)

	Three months ended		Percent	Twelve months ended		Percent
	Dec 31, 2011	Dec 31, 2010	Change	Dec 31, 2011	Dec 31, 2010	Change
Total net operating income (1)
Total rental revenue	$87,877	$71,974	22.1%	$349,577	$283,802	23.2%
Property operating expenses	24,004	18,206	31.8%	99,348	78,830	26.0%

Net operating income	$63,873	$53,768	18.8%	$250,229	$204,972	22.1%

NOI margin (NOI / Total rental revenue)	72.7%	74.7%		71.6%	72.2%

Same-property cash NOI (2)
Total rental revenue	$46,915	$47,612	(1.5%)	$186,045	$184,888	0.6%
Property operating expenses (3)	13,135	13,646	(3.7%)	56,578	57,020	(0.8%)

Net operating income	$33,780	$33,966	(0.5%)	$129,467	$127,868	1.3%

Growth in same property NOI	(0.5%)			1.3%

Number of properties included in analysis (4)	131			123

(1)	Amounts included in discontinued operations have been included for purposes of this presentation of net operating income. NOI presented on a GAAP basis.
(2)	Retail centers only. Excludes the effects of straight-line rent, above/below market rents, lease termination fees, and prior year expense recovery adjustments, if any.
(3)	Property operating expenses include intercompany management fee expense.
(4)

The same-property pool includes only those properties that were owned and operated for the entirety of both periods being compared and excludes developments and redevelopments, joint venture properties, and any properties purchased or sold during the periods being compared.

EQUITY ONE, INC.

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION - (ADJUSTED EBITDA)

For the three and twelve months ended December 31, 2011 and 2010

(in thousands)

	Three months ended		Twelve months ended
	Dec 31, 2011	Dec 31, 2010	Dec 31, 2011	Dec 31, 2010
Net (loss) income attributable to Equity One, Inc.	$(3,702)	$8,309	$33,621	$25,112
Rental property depreciation and amortization*	25,641	17,307	95,594	67,344
Other depreciation and amortization*	220	147	733	645
Interest expense*	21,283	19,562	85,424	77,922
Amortization of deferred financing fees*	565	545	2,232	1,924
Loss (gain) on extinguishment of debt*	2,651	—	2,396	(63)
Acquisition/Disposition costs(1)	3,189	1,963	12,930	8,819
Impairment loss*	711	652	57,336	687
Loss (Gain) on sale of depreciable real estate*	800	—	(3,595)	—
Income tax expense (benefit) of taxable REIT subsidiaries*	3,294	(1,081)	(34,639)	(3,765)
Gain on bargain purchase	—	—	(30,561)	—
Equity in (income) loss in unconsolidated joint ventures*	(135)	(31)	(5,533)	116
Gain on sale of investment in equity securities	—	(195)	—	(560)
Insurance settlement	(168)	(505)	(168)	(505)

Adjusted EBITDA	$54,349	$46,673	$215,770	$177,676

Interest expense*	$21,283	$19,562	$85,424	$77,922

Adjusted EBITDA to interest expense*	2.6	2.4	2.5	2.3

Fixed charges
Interest expense*	$21,283	$19,562	$85,424	$77,922
Scheduled principal amortization (2)	3,281	3,396	15,033	13,703

Total fixed charges	$24,564	$22,958	$100,457	$91,625

Adjusted EBITDA to fixed charges*	2.2	2.0	2.1	1.9

Net debt to Adjusted EBITDA (3)	5.6	6.4	5.7	6.7

Total market capitalization (see page 6)	$3,334,811	$3,059,939	$3,334,811	$3,059,939

*	The indicated line item includes amounts reported in discontinued operations.
(1)

Amounts include external costs associated with acquired and disposed properties and acquisition/disposition related expenses during the period. For the three and twelve month periods in 2011, amounts include $0.2 million and $1.1 million, respectively, in severance costs.

(2)	Excludes balloon payments upon maturity.
(3)	Adjusted EBITDA for the period has been annualized.

EQUITY ONE, INC.

CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS

For the three and twelve months ended December 31, 2011 and 2010

(in thousands, except per share data)

	Three months ended		Twelve months ended
	Dec 31, 2011	Dec 31, 2010	Dec 31, 2011	Dec 31, 2010
Net (loss) income attributable to Equity One, Inc.	$(3,702)	$8,309	$33,621	$25,112
Adjustments:
Rental property depreciation and amortization, including discontinued operations, net of noncontrolling interest	25,598	17,215	95,254	65,735
Net adjustment for unvested shares and noncontrolling interest(1)	2,499	—	9,520	—
Impairments of depreciable real estate, net of tax (4)	—	—	9,360	—
Loss (gain) on disposal of depreciable real estate, net of tax (3)	5,287	—	(4,082)	—
Pro rata share of real estate depreciation from unconsolidated JV’s	807	279	3,095	1,178

Funds from operations	$30,489	$25,803	$146,768	$92,025

(Loss) earnings per diluted share attributable to Equity One, Inc.	$(0.04)	$0.09	$0.29	$0.27
Adjustments:
Rental property depreciation and amortization, including discontinued operations, net of noncontrolling interest	0.21	0.18	0.78	0.72
Net adjustment for unvested shares and noncontrolling interest(1)	0.03	—	0.06	—
Impairments of depreciable real estate, net of tax (4)	—	—	0.08	—
Loss (gain) on disposal of depreciable real estate, net of tax (3)	0.04	—	(0.03)	—
Pro rata share of real estate depreciation from unconsolidated JV’s	0.01	—	0.03	0.01

Funds from operations per diluted share	$0.25	$0.27	1.21	$1.00

Weighted average diluted shares(2)	124,020	94,581	121,474	91,710

(1)

Includes net effect of: (a) distributions paid with respect to unissued shares held by a noncontrolling interest which have already been included for purposes of calculating earnings per diluted share for the three and twelve months ended December 31, 2011; and (b) an adjustment to compensate for the rounding of the individual calculations.

(2)

Weighted average diluted shares for the three and twelve months ended December 31, 2011 are higher than the GAAP diluted weighted average shares as a result of the 11.4 million units held by Liberty International Holdings, Ltd. which are convertible into our common stock. These convertible units are not included in the diluted weighted average share count for GAAP purposes because their inclusion is antidilutive.

(3)	Includes pro-rata share of unconsolidated joint ventures.
(4)

In October 2011, NAREIT clarified the definition of FFO to exclude the impact of impairment losses on depreciable operating properties, either wholly owned or in joint ventures. The Company has calculated FFO for all periods presented in accordance with this clarification.

EQUITY ONE, INC.

ADDITIONAL DISCLOSURES

For the three and twelve months ended December 31, 2011 and 2010

(in thousands)

	Three months ended		Twelve months ended
	Dec 31, 2011	Dec 31, 2010	Dec 31, 2011	Dec 31, 2010
Certain non-cash items:
Amortization of deferred financing fees	$565	$545	$2,232	$1,924
Accretion of below market lease intangibles	(3,229)	(2,089)	(10,584)	(7,669)
Share-based compensation expense	1,959	1,725	7,217	6,551
Straight line rent	(471)	(639)	(3,185)	(2,233)
Capitalized interest	(715)	(576)	(2,773)	(2,244)
Amortization of discount on notes payable, net	161	656	1,183	2,817

Certain capital expenditures:
Tenant improvements	$(5,974)	$(2,375)	$(17,939)	$(9,478)
Leasing commissions and costs	(2,212)	(1,383)	(7,136)	(4,775)
Redevelopments and expansions	(30,076)	(2,551)	(46,600)	(8,980)
Maintenance capital expenditures	(2,888)	(1,217)	(5,140)	(3,766)

Total tenant improvements and leasing costs	$(41,150)	$(7,526)	$(76,815)	$(26,999)

	Dec 31, 2011	Dec 31, 2010
Other assets :
Lease intangibles, net	$92,559	$44,740
Lease commissions, net	28,755	17,708
Straight-line rent receivable, net	17,270	15,023
Deposits and mortgage escrow	34,567	17,964
Deferred financing costs, net	8,676	5,988
Prepaid and other expenses	2,178	1,193
Furniture and fixtures, net	2,234	1,408

Total other assets	$186,239	$104,024

Accounts payable and other liabilities:
Above/below market rents, net	$156,495	69,007
Prepaid rent and deferred income	6,882	5,687
Accounts payable and other	59,821	40,472

Total accounts payable and other liabilities	$223,198	$115,166

Liquidity as of 12/31/11:
Cash and Cash Equivalents	$10,963
Available under Lines of Credit	447,259

Total Available Funds	$458,222

EQUITY ONE, INC.

TENANT CONCENTRATION SCHEDULE - TOP TWENTY TENANTS

CONSOLIDATED PROPERTIES

As of December 31, 2011 (unaudited)

Tenant	Number of stores	Credit Rating S&P/Moody’s(1)	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot (2)	Average remaining term of AMR (3)
Top twenty tenants
Publix	40	NA	1,768,363	10.6%	$14,463,983	6.9%	$8.18	7.2
Supervalu	6	B+ / B1	398,625	2.4%	8,995,251	4.3%	22.57	4.6
Kroger	10	BBB /Baa2	573,686	3.4%	4,233,263	2.0%	7.38	5.3
Bed Bath & Beyond	8	BBB+ /NA	275,761	1.6%	3,536,398	1.7%	12.82	4.1
TJ Maxx Companies	10	A / A3	277,053	1.7%	2,989,103	1.4%	10.79	3.6
Winn Dixie	9	NA	398,128	2.4%	2,937,815	1.4%	7.38	4.2
Loehmann’s	2	NA	97,267	0.6%	2,904,098	1.4%	29.86	4.3
LA Fitness	3	NA	144,307	0.9%	2,592,222	1.3%	17.96	9.2
Goodwill	16	NA	220,573	1.3%	2,349,400	1.1%	10.65	8.1
Office Depot	8	B- / B2	195,777	1.2%	2,270,402	1.1%	11.60	3.1
Staples	5	BBB / Baa2	101,429	0.6%	2,161,278	1.0%	21.31	4.0
Best Buy	4	BBB-/ Baa2	142,831	0.9%	2,058,988	1.0%	14.42	2.8
CVS Pharmacy	10	BBB+ / Baa2	121,236	0.7%	1,950,992	1.0%	16.09	8.0
Target	1	A+/A2	160,346	1.0%	1,924,152	0.9%	12.00	6.6
Walgreens	6	A / A2	96,562	0.6%	1,824,815	0.9%	18.90	16.0
Whole Foods	2	BB+ / NA	85,907	0.5%	1,746,911	0.9%	20.33	13.0
Stop & Shop	1	NA	59,015	0.3%	1,685,484	0.8%	28.56	13.0
Dollar Tree	18	NA	200,675	1.2%	1,662,530	0.8%	8.28	2.7
Kmart	4	NA	353,079	2.1%	1,482,415	0.7%	4.20	3.1
The Gap, Inc.	4	BB+ / Baa3	64,628	0.4%	1,307,560	0.6%	20.23	2.4

Sub-total top twenty tenants	167		5,735,248	34.4%	$65,077,060	31.2%	$11.35	6.1

Remaining tenants	2,126		9,392,263	56.3%	143,552,636	68.8%	15.61	3.9

Sub-total all tenants	2,293		15,127,511	90.7%	$208,629,696	100.0%	$13.97	4.8

Vacant	642		1,559,428	9.3%	NA	NA	NA	NA

Total including vacant	2,935		16,686,939	100.0%	$208,629,696	100.0%	NA	4.8

Note: Excludes developments/redevelopments, non-retail properties, and JV properties.

(1)	Ratings as of December 31, 2011.
(2)	Annual minimum rent per square foot excludes ground lease at Grand Marche.
(3)	In years, excluding tenant renewal options.

EQUITY ONE, INC.

RECENT LEASING ACTIVITY

For the three months ended December 31, 2011 (unaudited)

Category	Total Leases	Total Sq. Ft.	Same Space Sq. Ft.	Prior Rent PSF	New Rent PSF	Rent Spread	Same Space TIs PSF
New Leases (1)	48	94,487	92,287	$19.20	$17.11	-10.9%	$13.45
Renewals & Options	81	284,460	284,460	12.89	13.45	4.3%	0.11

Total New, Renewals & Options	129	378,947	376,747	$16.37	$15.94	-2.6%	$3.52

Note: Prior rent and new rent are presented on a “cash basis”, not on a straight-line basis. Excludes JV properties, non-retail properties, and developments/redevelopments.

(1)	Rent spreads for new leases reflect same-space leasing where amount of rent paid by prior tenant is available regardless of the duration of the vacancy.

EQUITY ONE, INC.

SHOPPING CENTER LEASE EXPIRATION SCHEDULE

CONSOLIDATED PROPERTIES

As of December 31, 2011 (unaudited)

ALL TENANTS
Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot (1)
M-T-M	144	368,743	2.2%	$6,559,768	3.0%	$17.79
2012	473	2,212,640	13.3%	28,741,849	13.0%	14.27
2013	392	1,685,407	10.1%	24,946,290	11.3%	14.80
2014	405	1,990,301	11.9%	27,079,416	12.3%	13.61
2015	272	1,698,859	10.2%	22,336,261	10.1%	13.15
2016	276	2,246,064	13.5%	36,586,943	16.6%	16.29
2017	96	782,456	4.7%	13,927,595	6.3%	17.80
2018	38	658,177	3.9%	9,815,140	4.5%	14.91
2019	35	597,287	3.6%	6,676,133	3.0%	11.18
2020	41	579,315	3.5%	8,207,411	3.7%	14.17
Thereafter	121	2,308,262	13.8%	35,835,673	16.2%	15.52

Sub-total /average	2,293	15,127,511	90.7%	$220,712,479	100.0%	$14.78

Vacant	642	1,559,428	9.3%	NA	NA	NA

Total / average	2,935	16,686,939	100.0%	$220,712,479	100.0%	NA

Note: Excludes developments/redevelopments, non-retail properties, and JV properties.

(1)	Annual minimum rent per square foot excludes ground lease at Grand Marche.

EQUITY ONE, INC.

SHOPPING CENTER LEASE EXPIRATION SCHEDULE

CONSOLIDATED PROPERTIES

As of December 31, 2011 (unaudited)

ANCHOR TENANTS (SF >= 10,000)
Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot (1)
M-T-M	5	76,877	0.7%	$1,244,125	1.1%	$16.18
2012	41	1,270,179	11.7%	9,673,371	8.4%	9.01
2013	29	891,535	8.2%	7,953,807	6.9%	8.92
2014	40	1,207,200	11.2%	10,281,196	8.9%	8.52
2015	39	1,112,518	10.3%	9,154,599	7.9%	8.23
2016	45	1,657,160	15.3%	22,814,182	19.7%	13.77
2017	18	566,495	5.2%	8,711,875	7.5%	15.38
2018	14	570,405	5.3%	6,942,615	6.0%	12.17
2019	11	520,779	4.8%	4,458,285	3.9%	8.56
2020	17	497,551	4.6%	5,971,483	5.2%	12.00
Thereafter	64	2,136,437	19.7%	28,494,800	24.6%	13.34

Sub-total / average	323	10,507,136	97.0%	$115,700,338	100.0%	$11.22

Vacant	14	321,139	3.0%	NA	NA	NA

Total / average	337	10,828,275	100.0%	$115,700,338	100.0%	NA

Note: Excludes developments/redevelopments, non-retail properties, and JV properties.

(1)	Annual minimum rent per square foot excludes ground lease at Grand Marche.

EQUITY ONE, INC.

SHOPPING CENTER LEASE EXPIRATION SCHEDULE

CONSOLIDATED PROPERTIES

As of December 31, 2011 (unaudited)

SHOP TENANTS (SF < 10,000)
Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot
M-T-M	139	291,866	5.0%	$5,315,643	5.1%	$18.21
2012	432	942,461	16.1%	19,068,478	18.2%	20.23
2013	363	793,872	13.5%	16,992,483	16.2%	21.40
2014	365	783,101	13.4%	16,798,220	16.0%	21.45
2015	233	586,341	10.0%	13,181,662	12.5%	22.48
2016	231	588,904	10.1%	13,772,761	13.1%	23.39
2017	78	215,961	3.7%	5,215,720	5.0%	24.15
2018	24	87,772	1.5%	2,872,525	2.7%	32.73
2019	24	76,508	1.3%	2,217,848	2.1%	28.99
2020	24	81,764	1.4%	2,235,928	2.1%	27.35
Thereafter	57	171,825	2.9%	7,340,873	7.0%	42.72

Sub-total / average	1,970	4,620,375	78.9%	$105,012,141	100.0%	$22.73

Vacant	628	1,238,289	21.1%	NA	NA	NA

Total / average	2,598	5,858,664	100.0%	$105,012,141	100.0%	NA

Note: Excludes developments/redevelopments, non-retail properties, and JV properties.

EQUITY ONE, INC.

ANNUAL MINIMUM RENT OF OPERATING PROPERTIES BY METRO/REGION

As of December 31, 2011 (unaudited)

Metro or Region	# Properties	Total SF	AMR	% of AMR
Dade County	14	1,582,026	$24,681,820	11.8%
Broward County	12	1,672,377	21,619,946	10.4%
Palm Beach County	8	890,668	10,087,956	4.8%
Treasure Coast, Florida	8	707,778	7,530,117	3.6%

South Florida	42	4,852,849	63,919,839	30.6%
San Francisco Bay	5	1,466,466	32,972,056	15.8%
Southern California	4	489,239	9,673,851	4.5%

West Coast	9	1,955,705	42,645,907	20.4%
Boston	7	600,879	11,111,834	5.3%
Connecticut	4	652,112	10,205,502	4.9%
New York	3	142,035	4,084,788	2.0%

Northeast	14	1,395,026	25,402,124	12.2%
Atlanta	19	1,758,808	20,234,069	9.7%
Jacksonville/North Florida	9	1,110,784	11,070,129	5.3%
Louisiana	13	1,512,787	10,731,319	5.1%
Orlando	8	981,160	10,533,649	5.1%
Other	9	949,234	6,879,343	3.3%
Tampa/St. Petersburg	8	724,832	6,133,911	3.0%
Central/South Georgia	4	624,662	4,054,057	1.9%
West Coast, Florida		280,928	2,818,899	1.4%
Charlotte/Raleigh/Durham	3	343,288	2,716,111	1.3%
South Carolina	3	196,876	1,490,339	0.7%
Total	141	16,686,939	$208,629,696	100.0%

Note: Excludes developments/redevelopments, non-retail properties, and JV properties.

EQUITY ONE, INC.

PROPERTY STATUS REPORT

As of December 31, 2011 (unaudited)

					Number of tenants		Supermarket anchor
Property	City	Year Built / Renovated	Total Sq. Ft. Owned	Percent Leased	Leased	Vacant	Owned sq. ft.	Name	Expiration Date	Other anchor tenants	Average base rent per leased SF
ALABAMA (1)
Madison Centre	Madison	1997	64,837	100.0%	13	—	37,912	Publix	06/01/17	Rite Aid	$9.86

TOTAL SHOPPING CENTERS ALABAMA (1)			64,837	100.0%	13	—	37,912				$9.86

ARIZONA (1)
Canyon Trails	Goodyear	2008	198,701	56.8%	18	16				Office Max / Petsmart / Ross / Cost Plus	$17.84

TOTAL SHOPPING CENTERS ARIZONA (1)			198,701	56.8%	18	16	—				$17.84

CALIFORNIA (9)
222 Sutter	San Francisco	1908 / 1984	128,595	100.0%	10	—				Loehmann’s / Global Fund for Women / Mother Jones Magazine / Fluid / Craigslist	$40.25
Circle Center West	Long Beach	1989	64,403	93.5%	13	3				Marshalls	$20.21
Culver Center	Culver City	1950 / 2000	216,646	99.0%	32	1	36,578	Ralph’s	10/31/15	Bally Total Fitness / Sit N Sleep / Tuesday Morning / Best Buy	$25.01
Marketplace Shopping Center	Davis	1990	111,156	95.4%	21	3	35,018	Safeway	07/31/14	Petco / CVS	$22.12
Plaza Escuela	Walnut Creek	2002	152,452	99.3%	24	1				AAA / Yoga Works / The Container Store / Cheesecake Factory / Forever 21 / Sports Authority	$39.93
Ralph’s Circle Center	Long Beach	1983	59,837	95.5%	10	2	35,022	Ralph’s	11/30/25		$15.99
Serramonte	Daly City	1968	818,177	96.4%	91	12				Macy’s / JC Penney / Target / Daiso / H&M / Forever 21 / A’Gaci / New York & Company / Crunch Gym	$17.89
Von’s Circle Center	Long Beach	1972	148,353	94.2%	19	6	45,253	Von’s	07/31/22	Rite Aid / Ross	$15.61
Willows	Concord	1977	256,086	95.7%	30	3				El Torito / Claim Jumper / U Gym / REI / The Jungle / Old Navy / Pier 1 / Cost Plus	$21.59

TOTAL SHOPPING CENTERS CALIFORNIA (9)			1,955,705	96.7%	250	31	151,871				$22.54

CONNECTICUT (4)
Brookside Plaza	Enfield	1985 / 2006	213,274	95.6%	22	4	59,648	Wakefern Food	08/31/15	Bed Bath & Beyond / Walgreens / Staples /Petsmart / Hibachi Grill	$12.06
Copps Hill	Ridgefield	1979 / 2002	184,528	97.5%	8	1	59,015	Stop & Shop	12/31/24	Kohl’s / Rite Aid	$12.99
Danbury Green	Danbury	1985 / 2006	98,095	100.0%	10	—				Trader Joe’s / Rite Aid / Annie Sez / Staples / DSW	$21.81
Southbury Green	Southbury	1979 / 2002	156,215	99.1%	23	1	60,113	ShopRite	07/31/22	Staples	$21.14

TOTAL SHOPPING CENTERS CONNECTICUT (4)			652,112	97.6%	63	6	178,776				$16.03

EQUITY ONE, INC.

PROPERTY STATUS REPORT

As of December 31, 2011 (unaudited)

		Year	Total		Number of tenants		Supermarket anchor				Average based rent per leased SF
		Built /	Sq. Ft.	Percent			Owned		Expiration
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants
FLORIDA (70)
Orlando / Central Florida (8)
Alafaya Commons	Orlando	1987	126,333	81.2%	19	11	54,230	Publix	11/30/13		$13.83
Alafaya Village	Orlando	1986	38,118	94.8%	15	1					$15.81
Eastwood, Shoppes of	Orlando	1997	69,037	100.0%	13	—	51,512	Publix	11/01/17		$12.64
Kirkman Shoppes	Orlando	1973	88,820	62.4%	21	9					$21.52
Lake Mary Centre	Orlando	1988 / 2001	340,434	96.9%	58	8	63,139	Albertsons	06/30/12	Kmart / Lifestyle Fitness Center / Office Depot	$12.81
Park Promenade	Orlando	1987 / 2000	128,848	71.3%	14	9				Beauty Depot / Dollar General	$6.76
Town & Country	Kissimmee	1993	72,043	93.3%	11	3	52,883	Albertsons* (Ross Dress For Less)	10/31/18		$8.44
Unigold Shopping Center	Winter Park	1987	117,527	79.2%	19	7	52,500	Winn-Dixie	04/30/12		$11.45
Jacksonville / North Florida (9)
Beauclerc Village	Jacksonville	1962 / 1988	68,846	89.6%	7	4				Big Lots / Goodwill / Bealls Outlet	$8.49
Forest Village	Tallahassee	2000	71,526	80.7%	10	6	37,866	Publix	04/30/20		$10.49
Ft. Caroline	Jacksonville	1985 / 1995	71,816	86.8%	6	7	45,500	Winn-Dixie	05/31/15	Citi Trends	$6.86
Mandarin Landing	Jacksonville	1976	139,580	78.6%	18	10	50,000	Whole Foods	12/31/23	Office Depot / Aveda Institute	$16.53
Medical & Merchants	Jacksonville	1993	156,153	97.0%	11	2	55,999	Publix	02/10/13	Memorial Hospital / Planet Fitness	$12.13
Middle Beach Shopping Center	Panama City Beach	1994	69,277	82.2%	2	7	56,077	Publix*	09/30/14		$8.53
Pablo Plaza	Jacksonville	1974 / 1998 / 2001 / 2008	151,238	88.5%	22	9	34,400	Publix* (Office Depot)	11/30/13	Marshalls / HomeGoods	$11.85
Oak Hill	Jacksonville	1985 / 1997	78,492	100.0%	17	0	39,795	Publix	03/11/15	Planet Fitness	$6.07
South Beach	Jacksonville Beach	1990 / 1991	303,856	87.3%	35	14				Ross / Bed Bath & Beyond / Home Depot / Stein Mart / Staples	$12.49
Miami-Dade / Broward / Palm Beach (34)
Aventura Square	Aventura	1991	143,250	100.0%	10	—				Babies R Us / Jewelry Exchange / Old Navy / Bed, Bath & Beyond / DSW	$23.45
Bird Ludlum	Miami	1988 / 1998	192,274	94.3%	43	4	44,400	Winn-Dixie	12/31/12	CVS Pharmacy / Goodwill	$18.49
Bluffs Square	Jupiter	1986	123,917	78.9%	20	11	39,795	Publix	10/22/16	Walgreens	$13.76
Chapel Trail	Pembroke Pines	2007	56,378	100.0%	4	—				LA Fitness	$21.58

EQUITY ONE, INC.

PROPERTY STATUS REPORT

As of December 31, 2011 (unaudited)

		Year	Total		Number of tenants		Supermarket anchor				Average based rent per leased SF
		Built /	Sq. Ft.	Percent			Owned		Expiration
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants
Coral Reef Shopping Center	Palmetto Bay	1968 / 1990	76,632	91.0%	14	4				Office Depot / Walgreen’s	$25.75
Countryside Shops	Cooper City	1986 / 1988 / 1991	179,561	86.9%	36	10	39,795	Publix	12/04/15	Stein Mart	$13.73
Crossroads Square	Pembroke Pines	1973	81,587	79.9%	15	9				CVS Pharmacy / Goodwill	$16.74
CVS Plaza	Miami	2004	18,214	100.0%	6	—					$22.67
El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	—				Sakura Japanese Buffet	$0.00
Greenwood	Palm Springs	1982 / 1994	133,339	91.0%	31	7	50,032	Publix	12/05/14	Bealls Outlet	$13.01
Hammocks Town Center	Miami	1987 / 1993	172,806	92.4%	30	6	39,795	Publix	06/24/17	Metro Dade Library / CVS Pharmacy / Porky’s Gym	$13.74
Jonathan’s Landing	Jupiter	1997	26,820	49.4%	8	4					$20.05
Lago Mar	Miami	1995	82,613	82.7%	14	8	42,323	Publix	09/13/15		$13.46
Lantana Village	Lantana	1976 / 1999	181,780	97.5%	23	2	39,473	Winn-Dixie	02/15/16	Kmart / Rite Aid* (Family Dollar)	$7.39
Magnolia Shoppes	Fort Lauderdale	1998	114,118	85.2%	11	7				Regal Cinemas / Deal$	$11.40
Meadows	Miami	1997	75,524	94.2%	16	4	47,955	Publix	07/09/17		$13.99
Oakbrook Square	Palm Beach Gardens	1974 / 2000 / 2003	199,633	96.6%	25	5	44,400	Publix	11/30/20	Stein Mart / Homegoods / CVS / Basset Furniture / Duffy’s	$14.03
Oaktree Plaza	North Palm Beach	1985	23,745	63.6%	11	9					$16.83
Plaza Alegre	Miami	2003	88,411	93.7%	17	3	44,271	Publix	03/14/23	Goodwill	$15.78
Point Royale	Miami	1970 / 2000	174,875	97.0%	20	4	45,350	Winn-Dixie	02/15/15	Best Buy / Pasteur Medical	$10.76
Prosperity Centre	Palm Beach Gardens	1993	122,014	96.7%	9	1				Office Depot / CVS / Bed Bath & Beyond / TJ Maxx	$15.54
Ridge Plaza	Davie	1984 / 1999	155,204	93.6%	19	8				Ridge Cinema / Kabooms / United Collection / Round Up / Goodwill	$11.36
Riverside Square	Coral Springs	1987	103,241	81.8%	23	10	39,795	Publix	02/18/17		$11.63
Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	84.8%	20	5	36,464	Publix	12/15/14	Walgreens / Dollar Tree	$10.73
Sheridan Plaza	Hollywood	1973 / 1991	508,455	99.4%	61	3	65,537	Publix	10/09/16	Kohl’s / Ross / Bed Bath & Beyond / Pet Supplies Plus / LA Fitness / USA Baby & Child Space / Assoc. in Neurology	$15.43
Shoppes of Andros Isles	West Palm Beach	2000	79,420	82.4%	9	8	51,420	Publix	02/29/20		$12.17
Shoppes of Silverlakes	Pembroke Pines	1995 / 1997	126,789	88.2%	28	7	47,814	Publix	06/14/15	Goodwill	$15.74
Shops at Skylake	North Miami Beach	1999 / 2005 / 2006	285,816	96.0%	45	4	51,420	Publix	07/31/19	TJMaxx / LA Fitness / Goodwill	$18.57
Tamarac Town Square	Tamarac	1987	124,585	77.9%	26	13	37,764	Publix	12/15/14	Dollar Tree	$11.17
Waterstone	Homestead	2005	61,000	97.1%	9	1	45,600	Publix	07/31/25		$14.67
West Bird	Miami	1977 / 2000	99,864	87.7%	23	5	37,949	Publix	08/31/20	CVS Pharmacy	$13.24

EQUITY ONE, INC.

PROPERTY STATUS REPORT

As of December 31, 2011 (unaudited)

					Number of tenants		Supermarket anchor
Property	City	Year Built / Renovated	Total Sq. Ft. Owned	Percent Leased	Leased	Vacant	Owned sq. ft.	Name	Expiration Date	Other anchor tenants	Average based rent per leased SF
West Lakes Plaza	Miami	1984 / 2000	100,747	100.0%	27	—	46,216	Winn-Dixie	05/22/16	Navarro Pharmacy	$13.90
Westport Plaza	Davie	2002	49,533	100.0%	8	—	27,887	Publix	11/30/22		$17.62
Young Circle	Hollywood	1962 / 1997	65,834	93.6%	8	2	23,124	Publix	11/30/16	Walgreens	$15.28
Florida Treasure / Northeast Coast (8)
Cashmere Corners	Port St. Lucie	2001	89,234	94.7%	13	3	59,448	Albertsons	04/30/25		$9.08
New Smyrna Beach	New Smyrna Beach	1987	118,451	94.4%	32	2	42,112	Publix	09/30/12	Bealls Outlet	$12.06
Old King Commons	Palm Coast	1988	84,759	89.6%	14	4				Wal-Mart	$7.86
Ryanwood	Vero Beach	1987	114,925	89.1%	26	6	39,795	Publix	03/23/17	Bealls Outlet / Books-A-Million	$11.33
Salerno Village	Stuart	1987	82,477	90.8%	14	6	45,802	Winn-Dixie	03/23/24	CVS Pharmacy	$10.58
Shops at St. Lucie	Port St. Lucie	2006	19,361	74.2%	7	3					$22.94
South Point Center	Vero Beach	2003	64,790	95.7%	13	2	44,840	Publix	11/30/23		$14.97
Treasure Coast	Vero Beach	1983	133,781	95.8%	20	3	59,450	Publix	07/31/26	TJ Maxx	$12.55
Tampa / St. Petersburg / Venice / Cape Coral / Naples (11)
Charlotte Square	Port Charlotte	1980	96,626	69.9%	12	13				Seafood Buffet / American Signature Furniture	$5.47
Glengary Shoppes	Sarasota	1995	99,182	100.0%	6	—				Best Buy / Barnes & Noble	$17.70
Lutz Lake	Lutz	2002	64,985	90.2%	10	4	44,270	Publix	05/31/22		$12.03
Mariners Crossing	Spring Hill	1989 / 1999	97,812	100.0%	18	—	48,315	Sweet Bay	08/15/20		$10.62
Regency Crossing	Port Richey	1986 / 2001	85,864	80.5%	12	13	44,270	Publix	02/28/21		$10.35
Seven Hills	Spring Hill	1991	72,590	88.8%	13	5	48,890	Publix	09/25/16		$10.50
Shoppes of North Port	North Port	1991	84,705	90.8%	16	5				Bealls Outlet / Goodwill	$9.50
Summerlin Square	Fort Myers	1986 / 1998	109,156	46.9%	2	26	45,500	Winn-Dixie	06/04/16		$7.53
Sunlake	Tampa	2008	89,516	88.7%	17	7	45,600	Publix	12/31/28	SunTrust	$17.21
Sunpoint Shopping Center	Ruskin	1984	132,374	68.2%	16	8				Goodwill / Ozzie’s Buffet / Big Lots / Chapter 13 Trustee	$8.00
Walden Woods	Plant City	1985 / 1998 / 2003	72,950	88.7%	11	4				Dollar Tree / Aaron Rents / Dollar General	$7.51

TOTAL SHOPPING CENTERS FLORIDA (70)			7,950,553	89.5%	1,240	385	2,150,772				$13.28

EQUITY ONE, INC.

PROPERTY STATUS REPORT

As of December 31, 2011 (unaudited)

		Year	Total		Number of tenants		Supermarket anchor				Average based rent per leased SF
		Built /	Sq. Ft.	Percent			Owned		Expiration
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants
GEORGIA (23)
Atlanta (19)
BridgeMill	Canton	2000	89,102	91.9%	25	4	37,888	Publix	01/31/20		$15.44
Buckhead Station	Atlanta	1996	233,739	100.0%	15	1				Bed Bath & Beyond / TJ Maxx / Old Navy / Toys R Us / DSW / Ulta 3 / Nordstrom Rack	$21.04
Butler Creek	Acworth	1990	95,597	88.3%	16	5	59,997	Kroger	01/31/18		$9.96
Chastain Square	Atlanta	1981 / 2001	91,637	98.0%	24	2	37,366	Publix	05/31/24		$17.94
Commerce Crossing	Commerce	1988	100,668	25.5%	4	7				Fred’s Store	$5.26
Douglas Commons	Douglasville	1988	97,027	96.5%	16	2	59,431	Kroger	08/31/13		$10.91
Fairview Oaks	Ellenwood	1997	77,052	95.7%	12	2	54,498	Kroger	09/30/16		$9.66
Grassland Crossing	Alpharetta	1996	90,906	94.6%	12	2	70,086	Kroger	06/30/16		$8.90
Hairston Center	Decatur	2000	13,000	84.6%	6	2					$5.94
Hamilton Ridge	Buford	2002	90,996	83.8%	13	8	54,166	Kroger	11/30/22		$11.62
Hampton Oaks	Fairburn	2009	20,842	17.3%	2	10					$5.83
Mableton Crossing	Mableton	1997	86,819	98.1%	15	1	63,419	Kroger	08/31/17		$10.35
Macland Pointe	Marietta	1992-93	79,699	94.0%	15	2	55,999	Publix	12/29/12		$10.27
Market Place	Norcross	1976	77,706	95.7%	20	4				Galaxy Cinema	$11.28
Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	97.7%	25	3	55,520	Kroger	02/28/15	Cost Plus Store / Binders Art Supplies	$18.02
Powers Ferry Plaza	Marietta	1979 / 1987 / 1998	86,401	84.7%	18	6				Micro Center	$9.72
Shops of Westridge	McDonough	2006	66,297	71.0%	7	11	38,997	Publix	04/30/26		$12.39
Wesley Chapel	Decatur	1989	164,153	83.5%	16	12				Everest Institute / Little Giant/ Deal$ / Planet Fitness	$6.82
Williamsburg @ Dunwoody	Dunwoody	1983	44,928	60.4%	18	10					$21.86
Central / South Georgia (4)
Daniel Village	Augusta	1956 / 1997	171,932	85.5%	29	10	45,971	Bi-Lo	03/25/22	St. Joseph Home Health Care	$8.95
McAlpin Square	Savannah	1979	173,952	97.7%	22	2	43,600	Kroger	08/31/15	Big Lots / Post Office / Habitat for Humanity	$7.58
Spalding Village	Griffin	1989	235,318	64.2%	18	10	59,431	Kroger	05/31/14	Fred’s Store / Goodwill	$7.72
Walton Plaza	Augusta	1990	43,460	91.7%	5	3				Gold’s Gym	$7.10

TOTAL SHOPPING CENTERS GEORGIA (23)			2,383,470	85.4%	353	119	736,369				$11.93

EQUITY ONE, INC.

PROPERTY STATUS REPORT

As of December 31, 2011 (unaudited)

		Year	Total		Number of tenants		Supermarket anchor				Average based rent per leased SF
		Built /	Sq. Ft.	Percent			Owned		Expiration
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants
LOUISIANA (13)
Ambassador Row	Lafayette	1980 / 1991	187,678	98.3%	23	2				Conn’s Appliances / Big Lots / Chuck E Cheese / Planet Fitness / JoAnn Fabrics	$9.87
Ambassador Row Courtyard	Lafayette	1986 / 1991 / 2005	146,697	98.4%	21	2				Bed Bath & Beyond / Marshall’s / Hancock Fabrics / Unitech Training Academy / Tuesday Morning	$10.30
Bluebonnet Village	Baton Rouge	1983	101,623	98.7%	22	4	33,387	Matherne’s	11/30/15	Office Depot	$11.27
Boulevard	Lafayette	1976 / 1994	68,012	93.2%	13	2				Piccadilly / Harbor Freight Tools / Golfballs.com	$9.00
Country Club Plaza	Slidell	1982 / 1994	64,686	94.6%	9	1	33,387	Winn-Dixie	01/31/13		$6.36
Crossing	Slidell	1988 / 1993	114,806	97.4%	15	1	58,432	Save A Center	09/28/39	A-1 Home Appliance / Piccadilly	$5.82
Elmwood Oaks	Harahan	1989	120,515	91.2%	8	1				Academy Sports / Dollar Tree / Home Décor	$9.83
Grand Marche (ground lease)	Lafayette	1969	200,585	100.0%	1	—					NA
Plaza Acadienne	Eunice	1980	59,419	97.5%	6	1	28,092	Super 1 Store	06/30/15	Fred’s Store	$4.35
Sherwood South	Baton Rouge	1972 / 1988 / 1992	77,107	81.3%	7	2				Burke’s Outlet / Harbor Freight Tools / Fred’s Store	$6.09
Siegen Village	Baton Rouge	1988	170,416	98.9%	19	1				Office Depot / Big Lots / Dollar Tree / Stage / Party City	$9.27
Tarpon Heights	Galliano	1982	56,605	100.0%	9	—				Stage / Dollar General	$5.84
Village at Northshore	Slidell	1988	144,638	97.6%	14	1				Marshalls / Dollar Tree / Kirschman’s* / Bed Bath & Beyond / Office Depot	$7.38

TOTAL SHOPPING CENTERS LOUISIANA (13)			1,512,787	96.7%	167	18	153,298				$8.47

MASSACHUSETTS (7)
Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	—	66,108	Star Market	01/02/16		$30.25
Medford Shaw’s Supermarket	Medford	1995	62,656	100.0%	2	—	60,356	Shaw’s	01/01/16		$26.84
Plymouth Shaw’s Supermarket	Plymouth	1993	59,726	100.0%	1	—	59,726	Shaw’s	01/01/16		$19.99
Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	—	100,741	Star Market	01/02/16		$19.53
Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	—	35,907	Whole Foods	01/01/26		$22.89
Webster Plaza	Webster	1963 / 1998	199,425	100.0%	14	—	56,766	Shaw’s	02/28/23	K Mart	$8.24
West Roxbury Shaw’s Plaza	West Roxbury	1973 / 1995 / 2006	76,316	97.7%	11	2	54,928	Shaw’s	01/02/16		$24.20

TOTAL SHOPPING CENTERS MASSACHUSETTS (7)			600,879	99.7%	31	2	434,532				$18.55

EQUITY ONE, INC.

PROPERTY STATUS REPORT

As of December 31, 2011 (unaudited)

		Year	Total		Number of tenants		Supermarket anchor
Property	City	Built / Renovated	Sq. Ft. Owned	Percent Leased	Leased	Vacant	Owned sq. ft.	Name	Expiration Date	Other anchor tenants	Average based rent per leased SF
MISSISSIPPI (1)
Shipyard Plaza	Pascagoula	1987	66,857	100.0%	8	—				Big Lots / Buffalo Wild Wings	$7.29

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	100.0%	8	—	—				$7.29

NEW YORK (3)
1175 Third Avenue	Manhattan	1995	25,350	100.0%	1	—	25,350	Food Emporium	01/31/19		$41.66
90-30 Metropolitan	Queens	2007	59,815	93.9%	4	1				Trader Joe’s / Staples / Michael’s	$28.99
161 W. 16th Street	Manhattan	1930	56,870	100.0%	1	—				Loehmann’s	$24.62

TOTAL SHOPPING CENTERS NEW YORK (3)			142,035	97.4%	6	1	25,350				$29.51

NORTH CAROLINA (8)
Brawley Commons	Charlotte	1997 / 1998	119,189	74.6%	21	17	42,142	Lowe’s Foods	05/13/17	Rite Aid	$11.97
Centre Pointe Plaza	Smithfield	1989	163,642	94.7%	21	3				Belk’s / Dollar Tree / Aaron Rents / Burkes Outlet Stores	$6.05
Chestnut Square	Brevard	1985 / 2008	34,260	82.9%	4	4				Walgreens	$15.69
Galleria	Wrightsville Beach	1986 / 1990	92,114	37.7%	23	14					$9.65
Riverview Shopping Center	Durham	1973 / 1995	128,498	92.4%	11	5	53,538	Kroger	12/31/14	Upchurch Drugs / Riverview Galleries	$7.76
Stanley Market Place	Stanley	2007	53,228	94.1%	5	2	34,928	Food Lion	05/15/27	Family Dollar	$9.74
Thomasville Commons	Thomasville	1991	148,754	94.0%	9	5	32,000	Ingles	09/29/12	Kmart	$5.57
Willowdaile Shopping Center	Durham	1986	95,601	91.3%	17	5				Hall of Fitness / Ollie’s Bargain Outlet	$8.37

TOTAL SHOPPING CENTERS NORTH CAROLINA (8)			835,286	84.2%	111	55	162,608				$8.11

SOUTH CAROLINA (3)
North Village Center	North Myrtle Beach	1984	60,356	70.3%	6	7				Dollar General / Goodwill	$8.05
Windy Hill	North Myrtle Beach	1968 / 1988 / 2006	68,465	100.0%	5	—				Rose’s Store / Citi Trends	$6.32
Woodruff	Greenville	1995	68,055	98.7%	9	1	47,955	Publix	08/06/15		$10.66

TOTAL SHOPPING CENTERS SOUTH CAROLINA (3)			196,876	90.5%	20	8	47,955				$8.37

EQUITY ONE, INC.

PROPERTY STATUS REPORT

As of December 31, 2011 (unaudited)

					Number of tenants		Supermarket anchor
Property	City	Year Built / Renovated	Total Sq. Ft. Owned	Percent Leased	Leased	Vacant	Owned sq. ft.	Name	Expiration Date	Other anchor tenants	Average based rent per leased SF
VIRGINIA (1)
Smyth Valley Crossing	Marion	1989	126,841	98.0%	13	1	32,000	Ingles	09/25/15	Wal-Mart	$6.06

TOTAL SHOPPING CENTERS VIRGINIA (1)			126,841	98.0%	13	1	32,000				$6.06

TOTAL CORE SHOPPING CENTER PORTFOLIO (144)			16,686,939	90.7%	2,293	642	4,111,443				$13.97

OTHER PROPERTIES (6)
4101 South I-85 Industrial	Charlotte, NC	1956 / 1963	188,513	100.0%	2	—				Bromley Pallet / Park ‘N Go
Banco Popular Office Building	Miami, FL	1971	32,737	81.7%	14	4
Laurel Walk Apartments	Charlotte, NC	1985	106,480	97.5%	95	3
Prosperity Office Building	Palm Beach Gdns, FL	1972	3,200	0.0%	—	1
Providence Square	Charlotte, NC	1973	85,930	16.6%	6	19
Danville - San Ramon Medical	Danville, CA	1982-1986	74,599	78.4%	44	11

TOTAL OTHER PROPERTIES (6)			491,459	79.7%	161	38	—

TOTAL EXCLUDING DEVELOPMENTS, REDEVELOPMENTS & LAND (150)			17,178,398	90.3%	2,454	680	4,111,443

DEVELOPMENTS, REDEVELOPMENTS & LAND (15)
Developments (1)	Various - See Schedule on Page 32.
Redevelopments (8)	Various - See Schedule on Page 32.
Land Held for Development (6)	Various
TOTAL CONSOLIDATED - 165 Properties

Total square footage does not include shadow anchor square footage that is not owned by Equity One.

*	Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).

EQUITY ONE, INC.

REAL ESTATE ACQUISITIONS AND DISPOSITIONS

For the twelve months ended December, 2011 (unaudited)

(in thousands, except for square footage)

2011 Acquisition Activity

Date Purchased	Property Name	City	State	Square Feet	Purchase Price	Mortgage Assumed
November 15, 2011	Culver Center	Culver City	CA	216,578	$115,000	$64,000
October 27, 2011	Danbury Green (1)	Danbury	CT	98,095	44,000	24,700
October 27, 2011	Southbury Green (1)	Southbury	CT	156,215	48,900	21,000
October 5, 2011	Aventura Square	Aventura	FL	113,450	55,500	—
September 1, 2011	90-30 Metropolitan	Queens	NY	59,815	28,800	—
July 14, 2011	Ralph’s Circle Center	Long Beach	CA	59,837	15,000	—
May 16, 2011	161 W. 16th Street	New York	NY	56,870	55,000	—
March 16, 2011	Von’s Circle Center	Long Beach	CA	148,353	37,000	11,529
March 15, 2011	Circle Center West	Long Beach	CA	64,403	20,000	—
January 4, 2011	Capital & Counties (2)	Various	CA	2,491,663	504,900	171,931

Total					$924,100	$293,160

(1)	We own a 60% interest through a consolidated joint venture
(2)	Does not include properties owned through joint ventures. The purchase price represents fair value as determined by independent third party valuations.

2011 Disposition Activity

Date Sold	Property Name	City	State	Square Feet / Acres	Gross Sales Price	Gain (loss) on Sale
Income producing property sold
October 13, 2011	595 Colorado	Pasadena	CA	85,860	$16,650	$(133)
October 5, 2011	Park Plaza	Sacramento	CA	72,649	12,689	366
September 30, 2011	Trio Apartments(2)	Pasadena	CA	284,989	112,200	3,227
September 1, 2011	Pacific Financial Center(2)	Los Angeles	CA	212,933	49,500	4,262
July 29, 2011	Lancaster Shopping Center(1)	Lancaster	SC	106,447	900	27
June 22, 2011	Mandarin Mini - storage	Jacksonville	FL	52,420	1,250	(16)
May 13, 2011	Country Walk Plaza	Miami	FL	100,686	27,750	625
May 13, 2011	Veranda Shoppes	Plantation	FL	44,888	11,675	346

					$232,614	$8,704

Income producing property sold in a portfolio transaction
December 20, 2011	The Shops at Lake Tuscaloosa	Tuscaloosa	AL	70,242
	Winchester Plaza	Huntsville	AL	75,700
	Bay Point Plaza	St. Petersburg	FL	103,986
	Carrollwood Center	Tampa	FL	93,673
	Chelsea Place	New Port Richey	FL	81,144
	Conway Crossing	Orlando	FL	76,321

EQUITY ONE, INC.

REAL ESTATE ACQUISITIONS AND DISPOSITIONS (CONTINUED)

For the twelve months ended December, 2011 (unaudited)

(in thousands, except for square footage)

Date Sold	Property Name	City	State	Square Feet / Acres		Gross Sales Price	Gain (loss) on Sale
Income producing property sold in a portfolio transaction (continued)
December 20, 2011	Dolphin Village	St. Pete Beach	FL	136,224
	Eustis Village	Eustis	FL	156,927
	Hunter’s Creek	Orlando	FL	73,204
	Lake St. Charles	Riverview	FL	57,015
	Marco Town Center	Marco Island	FL	109,830
	Midpoint Center	Cape Coral	FL	75,386
	Ross Plaza	Tampa	FL	90,826
	Sunrise Town Center	Sunrise	FL	128,124
	Venice Plaza	Venice	FL	132,345
	Venice Shopping Center	Venice	FL	109,801
	Dublin Village	Dublin	GA	98,540
	FreehomeVillage	Canton	GA	74,340
	Golden Park	Buford	GA	68,738
	Governors Town Square	Acworth	GA	68,658
	Grayson Village	Loganville	GA	83,155
	Keith Bridge Commons	Cumming	GA	94,886
	Loganville Town Center	Loganville	GA	77,661
	Salem Road Station	Covington	GA	67,270
	Shops at Huntcrest	Lawrenceville	GA	97,040
	The Vineyards at Chateau Elan	Braselton	GA	79,047
	Wilmington Island	Wilmington Island	GA	87,818
	South Plaza	California	MD	92,335
	Carolina Pavilion	Charlotte	NC	731,678
	Parkwest Crossing	Durham	NC	85,602
	Salisbury Marketplace	Salisbury	NC	79,732
	Whitaker Square	Winston-Salem	NC	82,760
	Belfair Towne Village	Bluffton	SC	125,389
	Belfair II	Bluffton	SC	41,250
	Milestone Plaza	Greenville	SC	89,721
	Greensboro Village Shopping Center	Gallatin	TN	70,203

Total 36 shopping center portfolio						$473,052	$(819)

Outparcels sold
October 13, 2011	Riverside - Citgo	Coral Springs	FL	32,156		$1,650	$1,202
August 25, 2011	Riverside - Land parcel	Coral Springs	FL	39,335		1,550	911
July 7, 2011	Walden Woods - Taco Bell outparcel	Plant City	FL	2,924		716	552
June 28, 2011	Sunlake - Land parcel	Miami	FL	6.50	(3)	1,250	56

						$5,166	$2,721

Total Sold						$710,832	$10,606

(1)	Includes both Lancaster Plaza and Lancaster Shopping Center.
(2)	Gain on sale represents EQY’s pro-rata share.
(3)	In acres

EQUITY ONE, INC.

REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS

As of December 31, 2011 (unaudited)

(in thousands, except square footage data)

Project	Location	Project GLA*	Total GLA**	Anchors	Target Stabilization Date (1)	Estimated Gross Cost (2)	Estimated Net Cost (3)	Funded as of 12/31/11	Balance to Complete (Gross Cost)
Developments
The Gallery at Westbury	Westbury, NY	330,000	330,000	Container Store/Nordstrom Rack/Trader Joe’s/Saks Off Fifth/Bloomingdales Outlet/Sports Authority Elite/Old Navy/Ulta/Verizon/Shake Shack	2013	$144,000	$134,000	$72,156	$71,844

Subtotal		330,000	330,000			$144,000	$134,000	$72,156	$71,844
Redevelopment
Atlantic Village	FL	39,795	100,559	LA Fitness	2Q13	$4,609	$4,609	$129	$4,480
Boca Village	Boca Raton, FL	25,663	92,267	Publix Greenwise/CVS	1Q14	7,255	7,255	678	6,577
Boynton Plaza	Boynton Beach, FL	54,817	108,293	Publix	3Q13	8,661	8,661	158	8,503
Paulding Commons	Hiram, GA	74,732	192,391	Academy Sports	3Q12	5,915	5,915	1,503	4,412
Pavilion	Naples, FL	50,795	167,745	LA Fitness	1Q12	4,821	4,821	1,211	3,610
Pine Island	Davie, FL	86,156	243,385	Burlington Coat Factory	1Q12	2,057	2,057	1,895	162
Pine Ridge	Coral Springs, FL	30,660	114,948	Marshalls/Fresh Market/Bed Bath & Beyond	3Q12	3,453	3,453	2,699	754
Westbury Plaza	Westbury, NY	15,000	398,602	Costco/Marshalls/Sports Authority/Wal-Mart	3Q12	2,096	2,096	1,736	360

Subtotal		377,618	1,418,190			$38,867	$38,867	$10,009	$28,858

Total Development Activity		707,618	1,748,190			$182,867	$172,867	$82,165	$100,702

Project notes

(1)

Target stabilization date reflects the date that construction is expected to be complete and the anchors commence rent. Properties may continue to be reflected in development or redevelopment until they are included in our same property pool, normally one year from rent commencement.

(2)	Includes actual / allocated cost of land.
(3)	After sales of outparcels and construction cost reimbursements.
*	Project GLA is subject to change based upon changes related to build-to-suit requests and other tenant driven changes.
**	Owned GLA (for redevelopments, includes portions of center not subject to redevelopment).

EQUITY ONE, INC.

CONSOLIDATED DEBT SUMMARY

As of December 31, 2011 and 2010 (unaudited)

(in thousands)

Debt Instrument	Maturity Date	Rate (1)		Dec 31, 2011 Balance	Dec 31, 2010 Balance	Percent of Overall Debt Maturing
Mortgage Debt
Forest Village	04/01/11	7.270%		—	4,065	0.0%
Boca Village	05/01/11	7.200%		—	7,515	0.0%
MacLand Pointe	05/01/11	7.250%		—	5,311	0.0%
Pine Ridge Square	05/01/11	7.020%		—	6,636	0.0%
Sawgrass Promenade	05/01/11	7.200%		—	7,515	0.0%
Lake Mary Centre	11/01/11	7.250%		—	22,321	0.0%
Riverside Square	03/01/12	9.187%		—	6,710	0.0%
Hammocks Town Center	06/01/12	6.950%		—	11,631	0.0%
Cashmere Corners	11/01/12	5.880%		—	4,376	0.0%
Eastwood	11/01/12	5.880%		—	5,215	0.0%
Meadows Shopping Center	11/01/12	5.870%		—	5,479	0.0%
Lutz Lake Crossing	01/01/13	6.280%		—	7,229	0.0%
Alafaya Village	11/11/13	5.990%		—	3,834	0.0%
Bird Ludlum	02/15/15	7.680%		—	4,893	0.0%
Treasure Coast Plaza	04/01/15	8.000%		—	2,359	0.0%
Shoppes of Silverlakes I	07/01/15	7.750%		—	1,403	0.0%
Country Walk Plaza	11/01/15	5.220%		—	13,485	0.0%
Plaza Escuela	10/11/12	6.800%		37,057	—	2.8%
Pablo Plaza	04/11/13	5.814%		7,309	7,466	0.5%
West Bird Plaza	04/11/13	5.814%		8,223	8,399	0.6%
Brawley Commons	07/01/13	6.250%		6,625	6,712	0.5%
Buckhead Station(5)	09/01/13	6.880%		24,893	25,576	1.9%
Summerlin Square	02/01/14	6.750%		1,067	1,510	0.1%
South Point	07/10/14	5.720%		7,168	7,398	0.5%
Southbury Green	02/05/15	5.200%		21,000	—	1.6%
Davis Marketplace	02/19/15	6.250%		16,377	—	1.2%
Danbury Green	01/05/16	5.850%		24,700	—	1.8%
Glengary Shoppes	06/11/16	5.750%		16,332	16,573	1.2%
Magnolia Shoppes	07/11/16	6.160%		14,039	14,260	1.1%
Willows Shopping Center	10/11/16	5.900%		55,895	—	4.2%
Grassland Crossing	12/01/16	7.865%		4,301	4,574	0.3%
Culver	05/06/17	5.580%		64,000	—	4.8%
Mableton Crossing	08/15/18	6.850%		3,087	3,335	0.2%
Sheridan Plaza	10/10/18	6.250%		62,416	63,288	4.7%
Danville-San Ramon Medical	03/15/19	6.900%		13,576	—	1.1%
1175 Third Avenue	05/01/19	7.000%		7,221	7,426	0.5%
BridgeMill	05/05/21	7.940%		7,831	8,111	0.6%
Westport Plaza	08/01/23	7.490%		4,048	4,194	0.3%
Chastain Square	02/28/24	6.500%		2,937	3,089	0.2%
Daniel Village	02/28/24	6.500%		3,211	3,377	0.2%
Douglas Commons	02/28/24	6.500%		3,826	4,023	0.3%
Fairview Oaks	02/28/24	6.500%		3,622	3,808	0.3%
Madison Centre	02/28/24	6.500%		2,937	3,089	0.2%
Paulding Commons	02/28/24	6.500%		4,987	5,245	0.4%
Siegen Village	02/28/24	6.500%		3,245	3,413	0.3%
Wesley Chapel Crossing	02/28/24	6.500%		2,562	2,694	0.2%
Webster Plaza	08/15/24	8.070%		7,283	7,478	0.5%
Vons Circle Center	10/10/28	5.200%		11,223	—	0.8%
Copps Hill Plaza	01/01/29	6.060%		18,756	19,364	1.4%

Total mortgage debt	4.62	6.18	%(3)	$471,754	$354,379	35.3%
Unamortized/unaccreted premium/(discount)				10,521	950	0.8%

Total mortgage debt (including unamortized/unaccreted premium/(discount))				$482,275	$355,329	36.1%

See footnotes on page 35

EQUITY ONE, INC.

CONSOLIDATED DEBT SUMMARY

As of December 31, 2011 and 2010 (unaudited)

(in thousands)

Debt Instrument	Maturity Date	Rate (1)		Dec 31, 2011 Balance	Dec 31, 2010 Balance	Percent of Overall Debt Maturing
Mortgage Debt Associated with Assets Held for Sale(4)
Lake St. Charles	11/01/11	7.130%		—	3,517	0.0%
Belfair Towne Village	12/01/11	7.320%		—	9,651	0.0%
Marco Town Center	01/01/12	6.700%		—	7,398	0.0%
Salem Road Station	11/11/12	6.000%		—	5,732	0.0%
Midpoint Center	07/10/13	5.770%		—	6,008	0.0%
Keith Bridge Commons	10/11/13	4.800%		—	8,561	0.0%
Sunrise Town Center	04/30/14	5.690%		—	10,084	0.0%
The Vineyards	07/11/14	5.880%		—	9,662	0.0%
595 Colorado	12/01/14	5.900%		—	—	0.0%
Grayson Village	01/11/15	5.210%		—	9,635	0.0%
Golden Park Village	01/11/15	5.250%		—	7,204	0.0%
The Shops at Lake Tuscaloosa	01/11/15	5.450%		—	7,010	0.0%
Eustis Village	05/11/15	5.450%		—	13,095	0.0%
Governors Town Center	06/01/15	5.200%		—	10,216	0.0%
Freehome Village	07/11/15	5.150%		—	9,706	0.0%
Loganville Town Center	08/11/15	4.890%		—	9,897	0.0%
Wilmington Island	11/11/15	5.050%		—	9,384	0.0%
South Plaza Shopping Center	01/11/16	5.420%		—	16,518	0.0%
Dublin Village	12/11/16	5.780%		—	6,705	0.0%
Greensboro Village	02/11/17	5.520%		—	9,652	0.0%
Whitaker Square	12/01/17	6.320%		—	9,646	0.0%
Park Plaza	11/15/19	7.100%		—	—	0.0%
222 Sutter Street	09/15/16	5.390%		27,284	—	2.0%

Total mortgage debt on held for sale assets	4.44	5.39	%(3)	$27,284	$179,281	2.0%
Unamortized/unaccreted premium/(discount)					(20,118)	0.0%

Total mortgage debt (including unamortized/unaccreted premium/(discount))				$27,284	$159,163	2.0%

Total Secured debt	4.86	6.14	%(3)	$499,038	$533,660	37.3%
Unamortized/unaccreted premium/(discount)				10,521	(19,168)	0.8%

Total mortgage debt (including unamortized/unaccreted premium/(discount))				$509,559	$514,492	38.1%

See footnotes on page 35

EQUITY ONE, INC.

CONSOLIDATED DEBT SUMMARY

As of December 31, 2011 and 2010 (unaudited)

(in thousands)

Debt Instrument	Maturity Date		Rate (1)		Dec 31, 2011 Balance		Dec 31, 2010 Balance		Percent of Overall Debt Maturing
Unsecured senior notes payable
7.84% senior notes	01/23/12		7.840%		$10,000		$10,000		0.7%
6.25% senior notes	12/15/14		6.250%		250,000		250,000		18.7%
5.375% senior notes	10/15/15		5.375%		107,505		107,505		8.0%
6.00% senior notes	09/15/16		6.000%		105,230		105,230		7.9%
6.25% senior notes	01/15/17		6.250%		101,403		101,403		7.6%
6.00% senior notes	09/15/17		6.000%		116,998		116,998		8.8%

Total unsecured senior notes payable	4.13		6.06	%(3)	$691,136		$691,136		51.7%
Unamortized/unaccreted premium/(discount)					(2,340)		(2,755)		-0.1%

Total unsecured senior notes payable (including unamortized/unaccreted premium/(discount))					$688,796		$688,381		51.6%

Revolving credit facilities
$575MM Wells Fargo Unsecured	09/30/15		1.850%		$138,000		$—		10.3%
$15MM City National Bank Unsecured	05/08/12		N/A		—		—		0.0%

Total revolving credit facilities					$138,000		$—		10.3%

Total debt	4.43	(2)	6.09	%(2)/(3)	$1,328,174		$1,224,796		99.3%
Unamortized/unaccreted premium/(discount)					8,181		(21,923)		0.7%

Total debt (including net interest premium/discount)					$1,336,355		$1,202,873		100.0%

Senior Unsecured Debt Ratings
Moody’s					Baa3 (Positive	)	Baa3 (Stable	)
S&P					BBB- (Stable	)	BBB- (Negative	)

(1)	The rate in effect on December 31, 2011.
(2)	Weighted-average maturity in years and weighted-average interest rate on total debt, exclude $138.0 million in revolving credit facilities expiring on September 30, 2015.
(3)	Calculated based on weighted average interest rates.
(4)	All assets in Held for Sale, excluding 222 Sutter Street, have been sold.

EQUITY ONE, INC.

JOINT VENTURE UNCONSOLIDATED BALANCE SHEETS

As of December 31, 2011 and 2010 (unaudited)

(in thousands)

Co-Investment Partner	EQY Ownership Interest	Type	Total Assets	Total Debt	Total Equity
DRA Advisors	20.0%	Retail/Office	$54,351	$36,119	$16,075
GRI	10.0%	Retail	$260,903	$137,105	$109,754
New York State Common Retirement Fund	30.0%	Retail	$78,761	$25,096	$39,019
Various (1)	50.0-50.5%	Retail/Office	$102,731	$51,630	$49,278

Note: Amounts shown above reflect 100% of the joint venture balance sheet line items.

(1)	Various includes Talega Village Center JV, LLC, Vernola Marketplace JV, LLC and Parnassus Heights Medical Center

EQUITY ONE, INC.

JOINT VENTURE UNCONSOLIDATED STATEMENTS OF INCOME

For the three and twelve months ended December 31, 2011 (unaudited)

(in thousands)

			For the three months ended December 31, 2011
Co-Investment Partner	EQY Ownership Interest	Type	Total Revenues	Property Operating Expenses	Depreciation/ Amortization	Interest Expense	Net Income/ (Loss)
DRA Advisors	20.0%	Retail/Office	$1,561	$642	$540	$595	$(231)
GRI	10.0%	Retail	$8,161	$1,600	$1,480	$2,301	$2,780
New York State Common Retirement Fund (1)	30.0%	Retail	$1,096	$333	$473	$161	$(649)
Various (2)	50.0-50.5%	Retail/Office	$3,139	$1,011	$835	$840	$237

			For the twelve months ended December 31, 2011
Co-Investment Partner	EQY Ownership Interest	Type	Total Revenues	Property Operating Expenses	Depreciation/ Amortization	Interest Expense	Net Income/ (Loss)
DRA Advisors	20.0%	Retail/Office	$6,057	$2,713	$2,366	$2,381	$(1,469)
GRI	10.0%	Retail	$26,759	$6,919	$5,933	$9,119	$4,788
New York State Common Retirement Fund (1)	30.0%	Retail	$2,708	$843	$1,167	$394	$(926)
Various (2)	50.0-50.5%	Retail/Office	$10,833	$3,656	$3,432	$3,675	$(214)

Note: Amounts shown above reflect 100% of the venture income statement line items.

(1)	Joint venture was formed on May 13, 2011.
(2)	Various includes Talega Village Center JV, LLC, Vernola Marketplace JV, LLC and Parnassus Heights Medical Center

EQUITY ONE, INC.

UNCONSOLIDATED PROPERTY STATUS REPORT

As of December 31, 2011 (unaudited)

					Year			Number of tenants		Supermarket anchor				Average
Property	JV	EQY Ownership %	Type	City, State	Built / Renovated	Total Sq. Ft.	Percent Leased	Leased	Vacant	Sq. Ft.	Name	Expiration Date	Other anchor tenants	base rent per leased SF
Airpark Plaza Shopping Center	GRI	10.0%	Retail	Miami, FL	1971 / 1998 / 2004 / 2008	172,093	96.0%	33	4	30,000	Publix	10/31/24	Burlington Coat Factory / Office Depot	$15.00
Concord Shopping Plaza	GRI	10.0%	Retail	Miami, FL	1962 / 1992 / 1993	298,182	99.3%	24	1	78,000	Winn-Dixie	09/30/14	Home Depot / Big Lots / Dollar Tree	$11.89
Presidential Markets	GRI	10.0%	Retail	Snellville, GA	1993 / 2000	396,432	91.9%	35	2	56,146	Publix	12/31/19	Marshall’s / TJ Maxx / Bed Bath & Beyond / Carmike Cinemas / Ross Dress For Less / Office Depot / Shoe Carnival / Borders	$11.87
Shoppes of Ibis	GRI	10.0%	Retail	West Palm Beach, FL	1999	79,420	96.5%	15	3	51,420	Publix	05/31/19		$13.09
Shoppes at Quail Roost	GRI	10.0%	Retail	Miami, FL	2005	73,550	88.6%	14	6	44,840	Publix	06/30/25		$14.67
Shoppes of Sunset	GRI	10.0%	Retail	Miami, FL	1979	21,784	68.9%	11	6					$23.55
Shoppes of Sunset II	GRI	10.0%	Retail	Miami, FL	1980	27,676	78.5%	14	3					$16.91
Sparkleberry Square	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	154,217	100.0%	10	—				Petsmart / Bed Bath and Beyond / Pier 1 Imports / Ross Dress for Less / Best Buy	$10.93
Sparkleberry Kohl’s	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	85,961	100.0%	1	—				Kohl’s	$7.74
Sparkleberry Kroger	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	98,623	89.5%	11	3	67,943	Kroger	08/31/17		$12.16
1900/2000 Offices	DRA	20.0%	Office	Boca Raton, FL	1979 / 1982 / 1986 / 2007	117,640	61.5%	19	13				RN Network	$17.24
Penn Dutch Plaza	DRA	20.0%	Retail	Margate, FL	1989	155,628	90.2%	15	7	70,358	Penn Dutch Food Center	12/31/13	You Fit Health Club / Florida Career College	$9.03
Plantation Marketplace	DRA	20.0%	Retail	Plantation, FL	1963 / 1998	223,799	76.2%	26	13	43,386	Winn-Dixie	11/05/14	Beall’s / Just Fit / Big Lots / CVS / Disability Law Claims	$10.72
Talega Village	VESTAR	50.5%	Retail	San Clemente, CA	2007	102,282	89.4%	22	6	46,000	Ralph’s	12/31/27		$16.34
Vernola Market	VESTAR	50.5%	Retail	Mira Loma, CA	2007	382,963	90.6%	30	8				PetCo / Ross / Bed Bath & Beyond / Michael’s / Lowe’s	$10.64
Parnassus	PARNASSUS	50.0%	Medical Office	San Francisco, CA	1968	146,046	99.4%	51	2					$26.42
Country Walk Plaza	NYSCRF	30.0%	Retail	Miami, FL	1985 / 2006 / 2008	100,686	92.8%	25	4	39,795	Publix	10/23/15	CVS Pharmacy	$18.97
Veranda Shoppes	NYSCRF	30.0%	Retail	Plantation, FL	2007	44,888	100.0%	9	—	28,800	Publix	04/30/27		$25.00
Old Connecticut	NYSCRF	30.0%	Retail	Framingham, MA	1994	80,198	100.0%	4	—	72,500	Stop & Shop	06/30/14		$20.10

TOTAL UNCONSOLIDATED SHOPPING CENTER PORTFOLIO (19)						2,762,068		369	81	629,188				$13.62

EQUITY ONE, INC.

UNCONSOLIDATED DEBT SUMMARY - GRI-EQY I, LLC

As of December 31, 2011 and 2010 (unaudited)

(in thousands)

Debt Instrument	Equity One’s Ownership	Maturity Date	Rate (1)	Dec 31, 2011 Balance	Dec 31, 2010 Balance
Mortgage debt
Sparkleberry Square (Kohl’s)	10%	11/01/12	6.17%	$5,541	$5,732
Floating rate loan (2)	10%	07/01/13	6.35%	120,000	120,000
Sparkleberry Square (Kroger)	10%	06/30/20	6.75%	5,326	5,775

Total mortgage debt			6.36%	$130,868	$131,507

Net interest (discount)				(456)	(498)

Total mortgage debt (including net interest discount)				$130,412	$131,009

Interest Rate Swap
Fair value of $120MM floating-to-fixed interest rate swap	10%	06/01/13	4.40%	$6,693	$10,212

Total debt (including net interest discount)				$137,105	$141,221

Equity One’s pro-rata share of unconsolidated debt	10%			$13,710	$14,122

(1)	The rate in effect on December 31, 2011.
(2)	The balance bears a floating rate of LIBOR + 1.95%. It has been swapped to a fixed rate of 6.35%.

EQUITY ONE, INC.

UNCONSOLIDATED DEBT SUMMARY - G&I VI South Florida Portfolio SPE LLC

As of December 31, 2011 and 2010 (unaudited)

(in thousands)

Debt Instrument	Equity One’s Ownership	Maturity Date	Rate (1)	Dec 31, 2011 Balance	Dec 31, 2010 Balance
Mortgage debt
Fixed rate loan	20%	11/11/14	5.56%	$36,608	$37,330

Total mortgage debt			5.56%	$36,608	$37,330

Net interest (discount)				(489)	(647)

Total mortgage debt (including net interest discount)				$36,119	$36,683

Equity One’s pro-rata share of unconsolidated debt	20%			$7,224	$7,337

(1)	The rate in effect on December 31, 2011.

EQUITY ONE, INC.

UNCONSOLIDATED DEBT SUMMARY - Vestar

As of December 31, 2011 and 2010 (unaudited)

(in thousands)

Debt Instrument	Equity One’s Ownership	Maturity Date	Rate (1)	Dec 31, 2011 Balance	Dec 31, 2010 Balance
Mortgage debt
Vestar/EQY Talega LLC(2)	50.5%	10/01/36	5.01%	11,860	—
Vestar/EQY Vernola LLC (3)	50.5%	08/06/41	5.11%	23,637	—

Total mortgage debt			5.07%	$35,497	$—

Equity One’s pro-rata share of unconsolidated debt	50.5%			$17,926	$—

(1)	The rate in effect on December 31, 2011.
(3)	Originated on September 7, 2011.
(4)	Originated on August 1, 2011.

EQUITY ONE, INC.

UNCONSOLIDATED DEBT SUMMARY - Parnassus

As of December 31, 2011 and 2010 (unaudited)

(in thousands)

Debt Instrument	Equity One’s Ownership	Maturity Date	Rate (1)	Dec 31, 2011 Balance	Dec 31, 2010 Balance
Mortgage debt
Parnassus Heights Medical Center	50.0%	03/15/28	6.25%	$16,133	$—

Total mortgage debt			6.25%	$16,133	$—

Equity One’s pro-rata share of unconsolidated debt	50.0%			$8,066	$—

(1)	The rate in effect on December 31, 2011.

EQUITY ONE, INC.

UNCONSOLIDATED DEBT SUMMARY - NYSCRF JV

As of December 31, 2011 and 2010 (unaudited)

(in thousands)

Debt Instrument	Equity One’s Ownership	Maturity Date	Rate (1)	Dec 31, 2011 Balance	Dec 31, 2010 Balance
Mortgage debt
Equity One (Country Walk) LLC	30%	11/01/15	5.22%	$13,292	$—
Equity One JV Sub CT Path LLC (2)	30%	01/01/19	5.74%	10,413	—

Total mortgage debt			5.45%	$23,705	$—

Net interest premium				1,391	—

Total mortgage debt (including net interest premium)				$25,096	$—

Equity One’s pro-rata share of unconsolidated debt	30%			$7,529	$—

(1)	The rate in effect on December 31, 2011.
(3)	Assumed on December 22, 2011.